SCHEDULE 14A

                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. _)

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:
//  Preliminary Proxy Statement
//  Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
//  Definitive Additional Materials
//  Soliciting Materials Pursuant to ss.240.14a-12

                              AMEN Properties, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                    (Name of Person(s) Filing Proxy Statement
                            if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required.

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//  Fee paid previously with preliminary materials.

//  Check box if any part of the fee is offset as provided by Exchange Act
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    paid previously. Identify the previous filing by registration statement
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

                                 Amen Properties
                         303 W. Wall Street, Suite 2300
                              Midland, Texas 79701

April 23, 2007

Dear Fellow Shareholder:

You are cordially invited to attend the 2007 Annual Meeting of Shareholders of AMEN Properties, Inc. to be held at the Corporate Office of AMEN Properties, Inc., 303 West Wall Street, Suite 2300, Midland, TX 79701, in the Conference Room, at 8:30 a.m., local time, on Wednesday, May 30, 2007. The information regarding matters to be voted upon at the Annual Meeting is set out in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares you hold or whether you plan to attend the meeting in person. I urge you to vote your shares as soon as possible. The proxy card contains instructions on how to cast your vote.

If you have any questions, please contact Kris Oliver, Chief Financial Officer and Secretary at (432) 684-3821.


Sincerely,

/s/ Eric L. Oliver
------------------
Eric L. Oliver
Chairman of the Board
AMEN Properties, Inc.

                                 AMEN PROPERTIES
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Date:             May 30, 2007
Time:             8:30 AM Central Daylight Time
Place:            303 West Wall Street, Suite 2300, Midland, TX  79701

Proposals:

     1. To elect six directors to the Board of Directors of Amen Properties, Inc. (the "Company) to serve one-year terms expiring at the later of the annual meeting shareholders in 2008 or upon a successor being elected and qualified
     2. To approve and ratify an amendment to the employment agreement of Padraig Ennis which will enable him to receive restricted Company stock in lieu of a portion of his salary.
     3. To approve and ratify an amendment to the employment agreement of John Bick which will enable him to receive restricted Company stock in lieu of a portion of his salary.
     4. To approve and ratify an amendment to the employment agreement of Kevin Yung which increases the scope of the businesses included in his bonus calculation to include all current and future energy related businesses.
     5. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Record Date: April 16, 2007

                                        By Order of the Board of Directors

                                        /s/ Eric L. Oliver
                                        ------------------
                                        Eric L. Oliver
                                        Chairman of the Board
                                        AMEN Properties, Inc.

April 23, 2007


                             YOUR VOTE IS IMPORTANT!

Whether or not you plan to attend the meeting, please complete, date, sign and return the accompanying proxy card promptly so that we can be assured of having a quorum present at the meeting and so that your shares may be voted in accordance with your wishes.

                                 Amen Properties
                         303 W. Wall Street, Suite 2300
                              Midland, Texas 79701

    Annual Meeting of Shareholders of the Company to be held on May 30, 2007
           Some Questions You May Have Regarding this Proxy Statement

Q:   Why am I receiving these materials?

A: The accompanying proxy is solicited on behalf of the Board of Directors of Amen Properties, Inc. We are providing these proxy materials to you in connection with our Annual Meeting of Shareholders, to be held at 303 West Wall Street, Suite 2300, Midland, TX 79701, on May 30, 2007 at 8:30 a.m., Central Daylight Time. As a Company shareholder, you are invited to attend the Annual Meeting and are entitled and requested to vote on the proposals described in this proxy statement.

Q:   Who may vote at the meeting?

A: You may vote all of the shares of our common stock that you owned at the close of business on April 16, 2007, the record date. On the record date, Amen Properties, Inc. had 2,290,589 shares of common stock outstanding and entitled to be voted at the meeting. In addition, 333,333 shares of Common Stock are deemed outstanding for voting purposes with respect to the 80,000 shares of Series A Preferred Stock ("Series A"), 233,317 shares of Common Stock are deemed outstanding for voting purposes with respect to the 80,000 shares of Series B Preferred Stock ("Series B"), and 470,000 shares of Common Stock are deemed outstanding for voting purposes with respect to the 125,000 shares of Series C Preferred Stock ("Series C"). Therefore, there are a total of 3,327,239 voting shares as of the Record Date. You may cast one vote for each share of common stock held by you (or deemed to be held by you due to your ownership of preferred stock) on all matters presented at the meeting.

Q:   What proposals will be voted on at the meeting?

A: There are two Company proposals to be considered and voted on at the meeting, which are:
     1. To elect six directors to the Board of Directors of Amen Properties, Inc. (the "Company) to serve one-year terms expiring at the later of the annual meeting shareholders in 2008 or upon a successor being elected and qualified.

     2. To approve and ratify an amendment to the employment agreement of Padraig Ennis which will enable him to receive restricted Company stock in lieu of a portion of his salary.
     3. To approve and ratify an amendment to the employment agreement of John Bick which will enable him to receive restricted Company stock in lieu of a portion of his salary.
     4. To approve and ratify an amendment to the employment agreement of Kevin Yung which increases the scope of the businesses included in his bonus calculation to include all current and future energy related businesses.

Q:   How does the Board of Directors recommend I vote?

A: Please see the information included in the proxy statement relating to the proposals to be voted on. Our Board of Directors unanimously recommends that you vote:

     1.   "FOR: each of the nominees to the Board of Directors
     2. "FOR" approval and ratification of the amendment to the employment agreement of Padraig Ennis
     3. "FOR" approval and ratification of the amendment to the employment agreement of John Bick
     4. "FOR" approval and ratification of the amendment to the employment agreement of Kevin Yung

Q:   What happens if additional matters are presented at the annual meeting?

A: Other than the items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy, the persons named as proxyholders, Eric L. Oliver and Jon Morgan, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.

Q:   How do I vote?

A: If your shares are registered directly in your name with our transfer agent, American Stock Transfer, you are considered a shareholder of record with respect to those shares and the proxy materials and proxy card are being sent directly to you. Please carefully consider the information contained in this proxy statement and, whether or not you plan to attend the meeting, complete, date, sign and return the accompanying proxy card promptly so that we can be assured of having a quorum present at the meeting and so that your shares may be voted in accordance with your wishes even if you later decide not to attend the annual meeting. To vote at the meeting, please bring the enclosed proxy card, or vote using the ballot provided at the meeting.

     If like most shareholders of the Company, you hold your shares in street name through a stockbroker, bank or other nominee rather than directly in your own name, you are considered the beneficial owner of shares, and the proxy materials are being forwarded to you together with a voting instruction card. Please carefully consider the information contained in this proxy statement and, whether or not you plan to attend the meeting, complete, date, sign and return the accompanying proxy card promptly as instructed by your broker or nominee so that we can be assured of having a quorum present at the meeting and so that your shares may be voted in accordance with your wishes.

Q:   What constitutes a quorum and why is a quorum required?

A: A quorum is required for the Company shareholders to conduct business at the meeting. The presence at the meeting, in person or by proxy, of the holders of a majority of the shares entitled to vote on the record date will constitute a quorum, permitting us to conduct the business of the meeting. Proxies received but marked as abstentions, if any, will be included in the calculation of the number of shares considered to be present at the meeting for quorum purposes.

Q:   What if I don't vote or abstain? How are broker non-votes counted?

A: Abstentions are included in the determination of shares present for quorum purposes. Because abstentions represent shares entitled to vote, the effect of an abstention will be the same as a vote against a proposal. However, abstentions will have no effect on the election of directors.

     Eric L. Oliver and Jon Morgan are officers of the Company and were named by our Board of Directors as proxy holders. They will vote all proxies, or record an abstention or withholding, in accordance with the directions on the proxy. If no contrary direction is given, the shares will be voted as recommended by the Board of Directors. For beneficial shareholders, your broker or nominee may not be permitted to exercise voting discretion with respect to certain matters to be acted upon. If you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be considered as present and entitled to vote with respect to those matters. Shares represented by such "broker non-votes," however, will be counted in determining whether there is a quorum present.

Q: If my shares are held in street name by my broker, will my broker vote my shares for me?

A: Your broker will vote your shares only if the proposal is a matter on which your broker has discretion to vote (such as the election of directors), or if you provide instructions on how to vote by following the instructions provided to you by your broker.

Q:   Can I change my vote after I have delivered my proxy?

A: Yes. You may revoke your proxy at any time before its exercise. You may also revoke your proxy by voting in person at the Annual Meeting. If you are a beneficial shareholder, you must contact your brokerage firm or bank to change your vote or obtain a proxy to vote your shares if you wish to cast your vote in person at the meeting.

Q:   Who will count the votes?

A: Stockholder votes by proxy will be tabulated by ADP Investor Communication Services.

Q:   Where can I find voting results of the meeting?

A: We will announce preliminary voting results at the meeting and publish final results in our quarterly report on Form 10-QSB for the second quarter of fiscal year 2007 or in an earlier filed Form 8-K.

Q:   Who will bear the cost for soliciting votes for the meeting?

A: We will bear all expenses in conjunction with the solicitation of the enclosed proxy, including the charges of brokerage houses and other custodians, nominees or fiduciaries for forwarding documents to security owners. We may hire a proxy solicitation firm at a standard industry compensation rate. In addition, proxies may be solicited by mail, in person, or by telephone or fax by certain of our officers, directors and regular employees.

Q:   Whom should I call with other questions?

A: If you have additional questions about this proxy statement or the meeting or would like additional copies of this document or our 2006 Annual Report on Form 10-KSB, please contact: Amen Properties, Inc. 303 W. Wall Street Suite 1700, Midland, TX 79701, Attention: Investor Relations Dept.,
     Telephone: (432) 684-3821.

Q:   What vote is required for approval of the proposals presented?

A: Directors are elected by a plurality of votes cast in the election of directors. The other proposals require the affirmative vote of at least a majority of the votes present at the meeting and entitled to be cast.

Additional Information

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended ("Exchange Act") and are therefore required to file periodic reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission") related to our business, financial statements and other matters. Such reports, proxy statements and other information are available for inspection and copying at the Commission's principal office, Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, where copies may be obtained upon payment of the fees prescribed by the Commission from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549. Such documents may also be obtained through the Website maintained by the Commission at http://www.sec.gov.

           PROPOSAL ONE--ELECTION OF MEMBERS OF THE BOARD OF DIRECTORS

Size of Board of Directors

Our Board of Directors currently consists of six members, all serving one-year terms expiring at the Annual Meeting or until their successors are duly elected and qualified.

Current Nominees

Eric L. Oliver was appointed as a director of AMEN in July 2001, and was appointed Chairman of the Board and Chief Executive Officer on September 19, 2002. Mr. Oliver resigned as Chief Executive Officer effective March 7, 2007. Since 1997, he has been President of SoftSearch Investment, Inc., an investment firm in Abilene, Texas. Since 1998, he has also served as President of Midland Map Company LLC, a company that creates hand drafted ownership maps throughout the Permian Basin. He is on the Board of Directors of the First National Bank of Midland, and of Love and Care Ministries, an inner city homeless initiative. Mr. Oliver is the brother of Kris Oliver, the Company's Chief Financial Officer.

Jon M. Morgan was appointed as a director of AMEN in October 2000, and was appointed President and Chief Operating Officer on September 19, 2002. Mr. Morgan resigned as Chief Operating Officer and was appointed Chief Executive Officer on March 7, 2007. Mr. Morgan has more than 18 years experience in launching and managing successful businesses in both investment management services and in the energy field. He is founder of several businesses including Morgan Capital Group, Inc., the Packard Fund, and is President of J.M. Mineral & Land Co.

Bruce E. Edgington has been director of AMEN since November 1995. From 1979 through 1988, Mr. Edgington was a registered representative with Johnston Lemon & Co., a securities broker-dealer, where his responsibilities included the management of retail securities accounts and administration. In 1988 he founded and continues to be an officer, director and stockholder of DiBiasio & Edgington, a firm engaged in providing software to investment firms and money managers.

Earl E. Gjelde has served as an AMEN director since April 1997. From 1989 through 1993, he was Vice President of Chemical Waste Management, Inc. and from 1991 to 1993 was Vice President of Waste Management Inc. (currently WMX Technologies, Inc.). Since 1991, Mr. Gjelde has been Managing Director, Summit Group International, Ltd., an energy and natural resource consulting firm with Internet based security controlled document systems and Managing Director, Summit Energy Group, Ltd., an energy development company and since 1996, a partner in Pipeline Power Partners, LP, a natural gas services company. From 1980 through 1989, Mr. Gjelde held various federal government positions including Under Secretary and Chief Operating Officer of the U.S. Department of Interior from 1985 through 1989 and Special Assistant to the Secretary, Chief Operating Officer, U.S. Department of Energy from 1982 through 1985. He is a member of the Board of Directors of The United States Energy Association, The World Energy Congress, the National Wilderness Institute, Allied Technologies Group, Inc., and publicly held Electrosource, Inc.

Donald M. Blake, Jr. was appointed to the Board of Directors on February 26, 2003. He is Executive Vice President and Principal of Joseph J. Blake and Associates, Inc. ("Blake and Associates"), an international commercial real estate due diligence firm. The company founded by his grandfather specializes in the valuation of debt and equity and assessment reports for engineering and environmental issues concerning real property. Over the past 57 years, the firm has served the nation's leading investors, lenders and owners of real estate. Blake and Associates maintains operations throughout the United States, Latin America and Japan. Mr. Blake, Jr. is a Member of the Appraisal Institute and is active with a variety of real estate organizations such as the Mortgage Bankers Association, Pension Real Estate Association, The Commercial Mortgage Securitization Association and the Urban Land Institute. Former Governor Mario Cuomo of New York appointed Mr. Blake, Jr. to the charter advisory board of the New York State Appraisal Certification Board. The board developed the standards and ethical standards for all licensing and certification for appraisers in accordance with state legislation. He was also appointed to the real estate advisory board of the business school of Babson College, Wellesley, Massachusetts. Mr. Blake, Jr. received a BA from Hobart College, Geneva, New York in 1979 and a MSM with a concentration in commercial real estate finance from Florida International University, Miami, Florida in 1981.

G. Randy Nicholson was appointed to the Board of Directors on February 26, 2003. He graduated from Abilene Christian College in 1959. From 1959 to 1971, Mr. Nicholson was self-employed in Abilene as a CPA. In 1971, he established E-Z Serve, Inc., a gasoline marketing company. Mr. Nicholson has served as Chairman of the Board of Auto-Gas Systems, Inc. since 1987. AutoGas developed the pay-at-the pump technology processing paperless credit and debit card transactions at the fuel island. Headquartered in Abilene, Texas, AutoGas continues to introduce innovative technological advancements in the automated fueling industry, most recently with loyalty products such as DIGITAL REWARDS(R) and Quantum 360sm. He joined the Board of Trustees of Abilene Christian University in 1981. Mr. Nicholson is a member of the Texas Society of Certified Public Accountants and was recently named an honorary member of the American Institute of Certified Public Accountants (AICPA) having been member for 40 years. He is presently serving as Chairman of the Technology Committee for the City of Abilene.

If elected, each director will hold office until the annual meeting of stockholders in 2008 or until his successor is duly elected and qualified. The election of directors will be decided by a plurality of the votes cast in such election at the meeting by the stockholders, and accordingly, abstentions and "broker non-votes" will have no effect on the election of directors. Stockholders may not cumulate their votes in the election of directors. All nominees have consented to be named in this proxy statement and to serve if elected, but if any nominee becomes unable to serve, the persons named as proxies may exercise their discretion to vote for a substitute nominee. Management has no reason to believe that any of the nominees will be unable to serve.

Current Directors

Assuming election of all nominees above, the following is a list of persons who will constitute the Company's Board of Directors following the meeting including their ages and current committee assignments.

Name                            Age    Committees
----                            ---    ----------
Eric L. Oliver  (Chairman)      48     None
Jon Morgan (CEO)                48     None
Bruce E. Edgington              49     Compensation, Audit (Chair), Nominating
Earl E. Gjelde                  62     Compensation (Chair), Nominating
Donald M. Blake, Jr.            51     Audit, Nominating (Chair)
G. Randy Nicholson              69     Compensation, Audit


Corporate Governance

Meeting Attendance

AMEN's business is managed under the direction of the Board of Directors. The Board meets during our fiscal year to review significant developments and to act on matters requiring Board approval. The Board of Directors held five formal meetings and acted by unanimous written consent on other occasions during the fiscal year ended December 31, 2006. None of the Company's directors attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and their respective committee meetings held subsequent to their election to the Board in 2006.

Board Independence

Messrs. Edgington, Gjelde, Blake and Nicholson are independent directors under the rules of the NASDAQ Stock Market. All of the Board's standing committees (described below) are comprised entirely of independent directors.

Board Committees

The Board of Directors has established an Audit Committee, a Compensation Committee, and a Nominating Committee to devote attention to specific subjects and to assist the Board in the discharge of its responsibilities. The Board committees are currently comprised of independent directors in accordance with the NASDAQ rules. The functions of these committees and their members as of the date of the Annual Meeting are described below.

Audit Committee

The Audit Committee is comprised of Messrs. Edgington (Chair), Nicholson, and Blake, Jr. all of whom are independent directors. The Audit Committee held four meetings during 2006. The Audit Committee, among other things, oversees the accounting and financial reporting practices of the Company and reviews the annual audit with the Company's independent accountants. In addition, the Audit Committee has the sole authority and responsibility to select, evaluate, and where appropriate, replace the independent auditors. The general responsibilities of the Audit Committee are set forth in the Audit Committee Charter, a copy of which was attached to the Company's 2004 Proxy Statement as Appendix I and can also be seen on the Company's web site at http://www.amenproperties.com. The Board has determined that no member of the Committee meets all of the criteria needed to qualify as an "audit committee financial expert" as defined by the Commission regulations. The Board believes that each of the current members of the Committee has sufficient knowledge and experience in financial matters to perform his duties on the Committee.

The Audit Committee oversees our financial reporting, internal controls and audit functions on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Committee has reviewed the audited consolidated financial statements in the Annual Report on Form 10-KSB with management including discussions of accounting principles, reasonableness of judgments, and the clarity of financial disclosures. The Committee also reviewed with the independent auditors their assessment of financial statements and of management's judgments in deriving the financial statements. In addition, the Committee has discussed with the independent auditors the matters required by SAS 61 and the matters in the written disclosures required by the Independence Standards Board and discussed with the independent accountant the independent accountant's independence. The Committee also met with the independent auditors, with and without management present, to discuss their examinations, evaluations of our internal controls and the overall quality of our financial reporting.

Based on the review and discussions referred to above, the Committee recommended to the Board of Directors that the audited consolidated financial statements be included in AMEN's Annual Report on Form 10-KSB for filing with the Commission.

Nominating Committee

The Nominating Committee is comprised of Messrs. Blake, Jr., (chair), Edgington and Gjelde, all of whom are independent directors. The Nominating Committee did not meet during 2006. The Nominating Committee operates pursuant to a Nominating Committee Charter which was attached to Company's 2004 Proxy Statement as
Appendix II and can also be seen on the Company's web site at http://www.amenproperties.com.

The Nominating Committee identifies nominees for directors of the Company by first evaluating the current members of the Board of Directors willing to continue in service. If any Board member does not wish to continue in service, if the Nominating Committee decides not to nominate a member for re-election or if the Board desires to increase the size of the Board by adding new director positions, then the Nominating Committee establishes a pool of potential director candidates from recommendation from the Board, senior management and stockholders, who are then evaluated through the review process outlined below. All of the nominees named in this Proxy Statement are current directors standing for re-election.

The Nominating Committee reviews the credentials of potential director candidates (including potential candidates recommended by stockholders), conducts interviews and makes formal nominations for the election of directors. In making its nominations, the Nominating Committee considers a variety of factors, including the following factors: integrity, high level of education, skills, background, independence, financial expertise, experience or knowledge with businesses relevant to the Company's current and future business plans, experience with business of similar size, all other relevant experience, understanding of the Company's business and industry diversity, compatibility with existing Board members, and such other factors as the Nominating Committee deems appropriate in the best interests of the Company and its stockholders. Proposed nominees are not evaluated differently depending upon who has made the proposal. The Company has not to date paid any third party fee to assist in this process.

The Company will consider proposed nominees whose names are submitted to the Nominating Committee, by stockholders. Proposals made by stockholders for nominees to be considered by the Nominating Committee with respect to an annual stockholders meeting must be in writing and received by the Company prior to the end of the fiscal year preceding such annual meeting.

Compensation Committee

The Compensation Committee is comprised of Messrs. Gjelde (Chair), Edgington and Nicholson, and met one time during 2006. The Compensation Committee was established to advise the Board and consult with management concerning the salaries, incentives and other forms of compensation for the officers and other employees of the Company. The committee also administers the Company's stock option plans. The Compensation Committee operates pursuant to a Compensation Committee Charter which can be reviewed at the Company's website at http://www.amemproperties.com.

Shareholder Communication

Shareholders may send other communications to the Board of Directors, a committee thereof or an individual Director. Any such communication should be sent in writing addressed to the Board of Directors, the specific committee or individual Director in care of the Company's Secretary at the address on the front of this Proxy Statement. The Company's Secretary is responsible for determining, in consultation with other officers of the Company, counsel and other advisers, as appropriate, which stockholder-communications will be relayed to the Board, committee or individual Director. The Secretary may determine not to forward any letter to the Board, committee or individual Director that does not relate to the business of the Company.

Attendance of Directors at Annual Shareholders Meeting

The Corporation expects all Board members to attend the annual meeting of shareholders, but from time to time, other commitments may prevent all directors from attending each meeting. All directors attended the most recent annual meeting of shareholders, which was held on May 17, 2006.

Director Compensation

All directors receive reimbursement of reasonable expenses incurred in attending Board and Committee meetings but received no other compensation for the year 2006.

Board of Directors Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR SET FORTH IN THIS PROPOSAL.

       PROPOSAL TWO--APPROVAL AND RATIFICATION OF AMENDMENT TO EMPLOYMENT
                           AGREEMENT OF PADRAIG ENNIS

Background

Effective April 1, 2006, the Company completed the acquisition of 100% of Priority Power Management ("Priority Power"). Priority Power is primarily involved in providing energy management services and the Company believes that Priority Power's business is complimentary to the retail electricity provider business conducted by the Company's subsidiary W Power. Two of Priority Power's key executives entered into employment agreements with Priority Power effective June 1, 2006 - Padraig Ennis and John Bick.

Amendment to Employment Agreement

Effective June 1, 2006, the employment agreement of Mr. Ennis was amended to add the Company and other subsidiaries as beneficiaries of the agreement, and specify that the Company would make a portion of his quarterly salary payments by issuing restricted common stock in lieu of cash. The equivalent shares calculation for the quarterly payments represents a discount to the current market value of the Common Stock. The table below shows the restricted stock that will be issued to Mr. Ennis in lieu of the original cash payments:

--------------------------------------------------------------------------------
                                     Portion of Quarterly    Quarterly Stock
    Employee      Quarterly Salary   Salary Paid In Stock       Issuance
--------------------------------------------------------------------------------
  Padraig Ennis      $4,473                45%                  460 shares
--------------------------------------------------------------------------------

Please see additional information on the effect of the amendment under "New Plan Benefits" on page 16.

The stock issued in accordance with the amended employment agreement will be restricted stock under Rule 144 of the Exchange Act. The Company does not anticipate issuing stock pursuant to this amendment until the 2nd Quarter of 2007, assuming shareholder approval.

The amendment to the employment agreement will be substantially the form attached to Schedule 14A filed with the Commission as Appendix I, and the final form will be filed with the Commission after execution thereof.

Board of Directors Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL AND RATIFICATION OF THE AMENDMENT TO THE EMPLOYMENT AGREEMENT OF PADRAIG ENNIS.

            PROPOSAL THREE--APPROVAL AND RATIFICATION OF AMENDMENT TO
                       EMPLOYMENT AGREEMENT OF JOHN BICK

Background

Effective April 1, 2006, the Company completed the acquisition of 100% of Priority Power Management ("Priority Power"). Priority Power is primarily involved in providing energy management services and the Company believes that Priority Power's business is complimentary to the retail electricity provider business conducted by the Company's subsidiary W Power. Two of Priority Power's key executives entered into employment agreements with Priority Power effective June 1, 2006 - Padraig Ennis and John Bick.

Amendment to Employment Agreement

Effective June 1, 2006, the employment agreement of Mr. Bick was amended to add the Company and other subsidiaries as beneficiaries of the agreement, and specify that the Company would make a portion of his quarterly salary payments by issuing restricted common stock in lieu of cash. The equivalent shares calculation for the quarterly payments represents a discount to the current market value of the Common Stock. The table below shows the restricted stock that will be issued to Mr. Bick in lieu of the original cash payments:

--------------------------------------------------------------------------------
                                     Portion of Quarterly    Quarterly Stock
    Employee      Quarterly Salary   Salary Paid In Stock       Issuance
--------------------------------------------------------------------------------
    John Bick         $11,591               100%              2,644 shares
--------------------------------------------------------------------------------

Please see additional information on the effect of the amendment under "New Plan Benefits" on page 16.

The stock issued in accordance with the amended employment agreement will be restricted stock under Rule 144 of the Exchange Act. The Company does not anticipate issuing stock pursuant to this amendment until the 2nd Quarter of 2007, assuming shareholder approval.

The amendment to the employment agreement will be substantially the form attached to Schedule 14A filed with the Commission as Appendix II, and the final form will be filed with the Commission after execution hereof.

Board of Directors Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL AND RATIFICATION OF THE AMENDMENT TO THE EMPLOYMENT AGREEMENT OF JOHN BICK.

 PROPOSAL FOUR--RATIFICATION OF AMENDMENT TO EMPLOYMENT AGREEMENT OF KEVIN YUNG

Background

On July 1, 2004, the Company entered into an Employment and Non-Competition Agreement with Kevin Yung, the President of W Power & Light, a wholly-owned subsidiary of the Company, and Chief Operating Officer of the Company. This agreement specified that Mr. Yung would receive annual compensation of $150,000 salary plus a bonus equal to 25% of the increase in shareholder equity directly attributable to the Company's Retail Electricity Provider (REP) business.

Since the execution of Mr. Yung's employment agreement in 2004, the Company has expanded its presence in the electricity and energy markets beyond its REP, W Power & Light. In particular, the 2006 purchase of Priority Power established the Company as a leader in the energy consulting and aggregation market. In recognition of the Company's expanded participation in the energy market and the key role that Mr. Yung will play in those businesses, the Company amended Mr. Yung's employment agreement effective December 5, 2006.

Amendment to Employment Agreement

As stated previously, Mr. Yung's employment agreement specified that he would receive an annual bonus equal to 25% of the increase in the Company's shareholder equity directly attributable to the REP business. The December 5, 2006 amendment specifies that Mr. Yung's bonus will be equal to 25% of the increase in the Company's shareholder equity that is directly attributable to the Company's existing or future new, acquired, or merged businesses associated with wholesale and retail electricity and natural gas marketing and consulting services, including but not limited to retail electricity providers (REPs), qualified scheduling entities, gas and power aggregation, gas and power brokering, energy services, and energy consulting. For acquired or merged energy businesses, the basis against which the shareholder equity increase is measured and Employee's Bonus is calculated shall be only on that portion exceeding the expected earnings as determined by the Company and thereby included in the purchase price of the acquired or merged business.

The Company accrued for Mr. Yung's 2006 bonus using the methodology described in
the  amendment  to  his  employment   agreement.   As  shown  in  the  Executive
Compensation section below, Mr. Yung's bonus for 2006 was $68,589.

The amendment to the employment agreement will be substantially the form attached to Schedule 14A filed with the Commission as Appendix III, and the final form will be filed with the Commission after execution hereof.

Board of Directors Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE AMENDMENT TO THE EMPLOYMENT AGREEMENT OF KEVIN YUNG.

New Plan Benefits

As discussed in Proposals Two and Three of this proxy statement, the employment agreements of Padraig Ennis and John Bick are being amended effective June 1, 2006. These amendments specify that Messrs. Ennis and Bick will receive a portion of their salary in restricted stock rather than cash. The table below shows the total dollar value of benefits payable under these amendments:

                                NEW PLAN BENEFITS
        Amendment to Employment Agreements of Padraig Ennis and John Bick

--------------------------------------------------------------------------------
        Name and Position             Dollar Value (1)      Number of Restricted
                                                                Shares
--------------------------------------------------------------------------------
Jon Morgan
Chief Executive Officer                              -                        -
--------------------------------------------------------------------------------
Kevin Yung
Chief Operating Officer                              -                        -
--------------------------------------------------------------------------------
Kris Oliver
Chief Financial Officer                              -                        -
--------------------------------------------------------------------------------
Padraig Ennis
Vice President, Priority Power                $169,067                   29,609
--------------------------------------------------------------------------------
John Bick
Managing Principal, Priority Power            $437,820                   76,676
--------------------------------------------------------------------------------
Executive Group                               $606,887                  106,285
--------------------------------------------------------------------------------
Non-Executive Director Group                         -                        -
--------------------------------------------------------------------------------
Non-Executive Officer Employee Group                 -                        -
--------------------------------------------------------------------------------

(1) Dollar value of restricted shares estimated using closing price of Company's shares as of 12/31/2006.

As discussed in Proposal Four of this proxy statement, the employment agreement of Kevin Yung is being amended effective December 5, 2006 to expand the scope of businesses to be included in his annual bonus calculation. The table below shows the dollar value of benefits payable under this amendment:

                                NEW PLAN BENEFITS
                 Amendment to Employment Agreement of Kevin Yung

--------------------------------------------------------------------------------
        Name and Position                       Annual Dollar Value (1)
--------------------------------------------------------------------------------
Jon Morgan
Chief Executive Officer                                              -
--------------------------------------------------------------------------------
Kevin Yung                                                     $29,961
Chief Operating Officer
--------------------------------------------------------------------------------
Kris Oliver                                                          -
Chief Financial Officer
--------------------------------------------------------------------------------
Padraig Ennis
Vice President, Priority Power                                       -
--------------------------------------------------------------------------------
John Bick
Managing Principal, Priority Power                                   -
--------------------------------------------------------------------------------
Executive Group                                                $29,961
--------------------------------------------------------------------------------
Non-Executive Director Group                                         -
--------------------------------------------------------------------------------
Non-Executive Officer Employee Group                                 -
--------------------------------------------------------------------------------

(1) Estimated impact on 2006 bonus of inclusion of Priority Power earnings in bonus calculation. Future impacts will be based on performance of existing business as well as the size and performance of newly acquired businesses.

                             EXECUTIVE COMPENSATION

Executive Officers

Name              Age    Position
----              ---    --------
Eric Oliver       48     Chairman of the Board of Directors
Jon Morgan        48     President and Chief Executive Officer
Kevin Yung        44     Chief Operating Officer, President of W Power & Light
Kris Oliver       41     Chief Financial Officer
Padraig Ennis     47     Vice President, Priority Power
John Bick         40     Managing Principal, Priority Power

Jon M. Morgan was appointed as a director of AMEN in October 2000, and was appointed President and Chief Operating Officer on September 19, 2002 and Chief Executive Officer on March 7, 2007. Mr. Morgan has more than 18 years experience in launching and managing successful businesses in both investment management services and in the energy field. He is founder of several businesses including Morgan Capital Group, Inc., the Packard Fund, and is President of J.M. Mineral & Land Co.

Kevin Yung is the Company's Chief Operating Officer as well as President of W Power & Light, the wholly-owned retail electricity provider he founded in 2004. Prior to joining the Company in 2004, Mr. Yung spent 22 years in the energy business, primarily with TXU Corporation where he left in 2002 as the Director of Retail Commodity Management. During his tenure at TXU, Mr. Yung held a variety of positions in the areas of engineering, business development, project finance of independent power production and retail commodity price structuring. Just prior to joining the Company, Mr. Yung spent two years providing financial and risk consulting to a variety of energy consumers and providers.

Kris Oliver was appointed Chief Financial Officer of the Company on March 7, 2007. Mr. Oliver is a Certified Public Accountant and began his career in the Audit Practice of Arthur Andersen, where he left as an Audit Senior in 1990. After receiving an MBA in Finance from the University of Texas at Austin in 1992, Mr. Oliver spent 14 years at American Airlines / Sabre in a variety of roles including Corporate Finance, Business Development, Marketing and Sales. Just prior to joining the Company, Mr. Oliver was a Senior Financial Advisor with Technology Partners International, the world's largest outsourcing advisory firm. Mr. Oliver is the brother of Eric Oliver, the Company's Chairman of the Board of Directors.

Padraig (Pat) Ennis is the Vice President of Priority Power. Mr. Ennis is a veteran of the electric industry in Texas, having worked at TXU for 20 years in a variety of roles in the Midland / Odessa area including construction, engineering, administration and customer service. While at TXU, Mr. Ennis served as their representative to the Oil and Gas Industry for over ten years. A graduate of Texas Tech University, he has authored a number of energy-related papers and been published in industry periodicals.

John Bick is the Managing Principal of Priority Power, where he is responsible for strategic direction and business development. Prior to joining the Company, Mr. Bick was Director of Strategic Business Development for TXU. In that role, Mr. Bick was responsible for developing long term, multi-million dollar energy management outsourcing engagements across North America. As Manager of Strategic Accounts for TXU Electric & Gas, John was instrumental in leading the transition of TXU's largest industrial and commercial customers from regulation to deregulation.

Summary Compensation Table

The following table includes information concerning compensation for the one year period ended December 31, 2006 in reference to the five members of the Executive Team, which includes required disclosure related to our CEO and the four most highly compensated officers of the company. The positions indicated in the table are those held during 2006, some of which have changed in the first quarter of 2007 as described herein.

--------------------------------------------------------------------------------
                                          Stock   Option  All Other
Name/Position         Salary(3)   Bonus   Awards  Awards   Comp (4)   Total
--------------------------------------------------------------------------------
Eric L. Oliver (1)
Chairman and Chief
Executive Officer             -        -       -       -          -           -

Jon Morgan (2)
President and Chief
Operating Officer             -        -       -       -          -           -

Kevin Yung (5)
President, W
Power & Light          $150,000  $68,589       -       -          -    $218,589

Padraig Ennis
Vice President,
Priority Power         $103,333  $30,000       -       -    $50,000    $183,333

John Bick
Managing
Principal,
Priority Power          $70,000        -       -       -    $71,495    $141,495


     (1) Mr. Oliver became the Company's Chief Executive Officer on September 19, 2002. He did not receive any salary or bonus during 2004, 2005 or 2006, and is not currently paid a salary. He resigned the CEO position effective March 7, 2007, at which point Jon Morgan became CEO.
     (2) Mr. Morgan served as the Company's Chief Operating Officer from September 19, 2002 through March 7, 2007, at which time he assumed the role of Chief Executive Officer. He did not receive any salary or bonus during 2004, 2005 or 2006, and is not currently paid a salary.

     (3) The salary amounts for Messrs. Ennis and Bick represent the portion of their annual salary paid by the Company after the purchase of Priority Power effective April 1, 2006. The annual salaries of Mr. Ennis and Mr. Bick are $140,000 and $140,000, respectively. As described in Proposals Two and Three of this statement, Messrs. Ennis and Bick will be entitled to receive a portion of their salary in restricted stock upon approval of the amendments to their employment agreements.
     (4) The amounts in this column represent signing bonuses paid to Messrs. Ennis and Bick related to their employment agreements.
     (5) Mr. Yung's employment agreement allows him to receive his bonus amount in cash or in restricted shares of company stock, valued based on the average closing price for the twenty days prior to such payment.

Mr. Yung's employment agreement has an effective date of July 1, 2004 with a term of three years, after which the agreement automatically renews for successive one year periods unless terminated by either party. Under the terms of the agreement, Mr. Yung receives an annual salary of $150,000 and a bonus equal to 25% of the increase in the Company's shareholder equity attributable to the Company's Retail Electricity Provider business. The bonus is payable either in cash or common stock of the Company. During the term of the agreement and for a period of 18 months thereafter, Mr. Yung is subject to a non-compete agreement. If Mr. Yung is terminated for any reason other than cause, he is entitled to severance payments equal to his then-current salary for a period of one year or the remaining term of the non-compete agreement, whichever is greater.

Mr. Ennis' employment agreement has an effective date of June 1, 2006 with a term of three years. Under the terms of the agreement, Mr. Ennis receives an annual salary of $140,000 and a bonus of either $30,000 or 2% of the net income of Priority Power, whichever is greater. During the term of the agreement and for 18 months thereafter, Mr. Ennis is subject to a non-solicitation agreement. If Mr. Ennis is terminated for any reason other than cause, he is entitled to severance equal to 12 months of his then-current salary plus any bonus to which he would have been entitled had he been employed for the entire year.

Mr. Bick's employment agreement has an effective date of June 1, 2006 with a term of three years. Under the terms of the agreement, Mr. Bick receives an annual salary of $140,000 and a bonus which is determined by performance targets agreed to each year. During the term of the agreement and for a period of three years thereafter, Mr. Bick is subject to a non-compete agreement. If Mr. Yung is terminated for any reason other than cause, he is entitled to severance payments equal to his then-current salary for the remainder of the agreement term unless the Company releases him from the non-compete agreement.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values (1)

The following table sets forth information with respect to stock options held by the executive officers named in the "Summary Compensation Table".

                  OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

-------------------------------------------------------------------------------------------------
                                  Option Awards
-------------------------------------------------------------------------------------------------
                                                     Equity Incentive
                          Number of    Number of      Plan Awards:
                         Securities    Securities      Number of
                         Underlying    Underlying     Securities
                         Unexercised   Unexercised    Underlying        Option
   Name         Option    Options       Options       Unexercised      Exercise       Option
   ----          Plan    Exercisable  Unexercisable  Unearned Options    Price    Expiration Date
-------------------------------------------------------------------------------------------------
Eric L. Oliver    A           1,671        ---             ---          $4.600      7/16/2011
-------------------------------------------------------------------------------------------------
                  B           3,523        ---             ---           5.120      2/12/2012
-------------------------------------------------------------------------------------------------
Jon Morgan        A           2,901        ---             ---           4.252     10/24/2010
-------------------------------------------------------------------------------------------------
                  B           3,251        ---             ---           3.880      2/20/2011
-------------------------------------------------------------------------------------------------
                  B           3,342        ---             ---           5.120      2/12/2012
-------------------------------------------------------------------------------------------------

                          EXTERNAL AUDITOR INFORMATION

Effective September 30, 2002, Johnson Miller & Co., CPA's PC was engaged as the independent accountant for the Company and has been selected as the Company's principal accountants for 2007. The decision to engage Johnson Miller & Co., CPA's PC was approved by the Audit Committee of the Board of Directors. The Audit Committee has delegated authority for the approval of non audit-related services to the Chairman of the Committee.

Audit Fees: The aggregate fees paid to Johnson Miller & Co., CPA's PC for the audit of the financial statements on Form 10-KSB and for reviews on Form 10-QSB during 2005 was $81,982, and for 2006 was $90,644.

Audit Related Fees: None.

Tax Fees: During 2005 the Company paid its principal accountant $7,022 for tax related matters. During 2006 the Company did not pay any fees for tax related matters.

All Other Fees: The aggregate other fees paid to Johnson Miller & Co., CPA's PC during 2005 was $7,200. The 2005 fees mainly represent services rendered in connection with the Company's sale of a discontinued business component. The aggregate other fees paid to Johnson Miller & Co., CPA's PC during 2006 was $22,263. The 2006 fees are primarily related to services rendered in connection with the purchase of Priority Power and the disposition of TCTB assets described below under "Certain Relationships and Related Transactions".

The Company expects that representatives of Johnson Miller & Co., CPA's PC will be present at the Annual Meeting to respond to appropriate questions and to make a statement if they desire to do so.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Real Estate Transactions

Background

In October 2002, the Company purchased 64.9% of the limited partnership shares of TCTB Partners, Ltd. ("TCTB"), a real estate company with holdings in Midland and Lubbock. Eric Oliver, Chairman of Board, and Jon Morgan, Chief Executive Officer, either directly or beneficially owned interests in TCTB. Mr. Morgan is also President of TCTB Company, Inc., the general partner of TCTB that controls its daily operations. Mr. Oliver sold all his LP Interest in TCTB totaling 7.94% (which he owned beneficially through a limited partnership) to the Company, and Mr. Morgan sold all his LP Interest in TCTB totaling 10.54% to the Company. Both Mr. Oliver and Mr. Morgan retained their proportionate share of their interest in TCTB Company, Inc. Other preferred and common shareholders of the Company also sold their 21.14% total LP Interest in TCTB to the Company.

Disposition of Assets

On September 27, 2006, the Company entered into an agreement to distribute substantially all of the assets of TCTB among its partners (the "Properties"). The Properties were subject to a lien to secure a promissory note (the "Note") payable to Wells Fargo Bank Texas, N.A. The partners of TCTB agreed that it was in their best interest to distribute undivided interests in the Properties to the partners according to the sharing ratios of the Partnership. The Bank agreed to allow TCTB to distribute the Properties to the partners of TCTB in exchange for the payoff of the Note.

Contemporaneous with the distribution of the Properties, the Company along with the General Partner and the other Limited Partners of TCTB (the "Selling Partners") collectively agreed to sell 75% of their collective undivided interest in the Properties to Hampshire Plaza Garage, LLC and S.E.S. Investments, Ltd., unaffiliated third party purchasers for a privately negotiated price of $9.0 million. A separate Purchase Agreement was executed between the Buyers and TCTB dated September 29, 2006. After this transaction, the Company owned 18.017% of the Properties and the other Selling Partners owned their proportional remaining interests in the Properties (collectively, the "Remaining Interests").

After the sale, TCTB, the Selling Partners and the Buyers, as all of the owners of the Properties, entered into a Management Agreement with TCTB Management Group, LLC ("Management") dated September 29, 2006 relating to the management of the Properties. The Management Agreement is effective until August 31, 2007 unless earlier terminated in accordance with its terms. The owners of Management are the Selling Partners (including the Company) and the Buyers in the same percentages as their proportionate ownership of the Properties. Mr. Jon Morgan, President and CEO of the Company, is the managing member of Management. Mr. Morgan and his affiliate were among the Selling Partners and the sale of their undivided interest in the Properties resulted in Mr. Morgan receiving a check in the amount of $79,317. Mr. Morgan is also an owner and officer of the General Partner of TCTB, and took actions in such capacity in connection with this transaction in addition to acting as an officer of the Company. As an owner of such General Partner, Mr. Morgan indirectly received an additional $5,300 from the sale of the General Partner's interest in the Properties.

Contribution of Remaining Assets to New Venture

Effective March 1, 2007 the Company contributed its remaining 18.017% ownership in the Bank of America Tower and the Century Plaza Tower to HPG Acquisition, LLC; a Texas Limited Liability Company. The Company and the other Selling Partners (including Mr. Morgan and his affiliates), the Buyers and affiliates of the Buyers entered into a Contribution, Conveyance and Assumption Agreement on March 2007 (the "Contribution Agreement"), whereby the Company and others contributed the Remaining Interests, other property interests and cash to HPG Acquisition LLC ("HPG") in exchange for membership interests in HPG, all effective as of March 1, 2007. The Company's capital contribution to HPG consisted of all of the Company's interest in the Remaining Interests and $478,461 in cash, in exchange for which the Company received 17.8045% membership interest in HPG. The other Selling Partners (including Mr. Morgan and his affiliates) also contributed their remaining interests. The Contribution Agreement provides that HPG has assumed all obligations and is entitled to all revenue from the Remaining Interests and the other contributed properties. The members of HPG have agreed in the Contribution Agreement to indemnify each other with respect to matters relating to the properties owned by HPG based upon such members' periods of ownership. The Company and the other members of HPG have also entered into the First Amended and Restated Company Agreement of HPG Acquisition, LLC, which governs the relative rights of the members of HPG and names Mr. Jon Morgan, the President and Chief Executive Officer of the Company, as the Management Member of HPG.

The properties will continue to be managed by TCTB Management LLC under the Management Agreement. The other assets of HPG will also be managed by TCTB Management LLC. The ownership of TCTB Management LLC is the same as ownership of HPG, and Mr. Morgan is the Managing Member of Management LLC.

Rental Agreements

At December 31, 2006 and 2005, related parties leased office space of approximately 32,000 square feet. The rental income received from these related parties that is included in the real estate operations of the Company was approximately $349,978 and $348,600 during the period then ended, respectively.

Preferred Stock and Warrants

The Company closed the sale and issuance of 125,000 shares of Series C Preferred Stock and 250,000 Warrants pursuant to a Purchase Agreement on March 1, 2005 between the Company and certain accredited investors, including the Company's President and Chief Operating Officer, Jon M. Morgan, the Company's Chief
Executive Officer, Eric Oliver and Bruce Edgington, one of the Company's Directors.

The following table reflects the Series C issuance to the Company's officers and directors.

                  Number of                      Preferred C
                 Preferred C     Common Stock       Voting         Purchase
                   Shares         Equivalent      Equivalent        Price
                --------------  --------------  --------------  --------------
Eric Oliver             14,063         56,252          52,877     $    225,008
Jon M. Morgan           14,062         56,248          52,873          224,992
Bruce Edgington          3,125         12,500          11,750           50,000
                --------------  --------------  --------------  --------------
Total                   31,250        125,000         117,500     $    500,000
                ==============  ==============  ==============  ==============

The following table reflects the issuance of Warrants to the Company's Officers and Directors.

                        Number of Warrants          Common Stock Equivalent
                       ---------------------        -----------------------
Eric Oliver                          28,126                         28,126
Jon M. Morgan                        28,124                         28,124
Bruce Edgington                       6,250                          6,250
                       ---------------------        -----------------------
Total                                62,500                         62,500
                       =====================        =======================

On May 18, 2006, Jon M. Morgan and Bruce Edgington exercised their outstanding warrants (described above) for a total exercise price of $112,496 and $25,000, respectively. Mr. Morgan received 28,124 shares of common stock and Mr. Edgington received 6,250 shares of common stock upon the exercise of their stock warrants.

Purchase of Priority Power

On May 25, 2006, the Company completed its acquisition of all of the outstanding partnership interests in Priority Power pursuant to a Securities Purchase Agreement by and between the Company and its subsidiary, NEMA and the partners of Priority Power dated May 18, 2006. The total purchase price was $3,730,051, comprised of (i) $500,000 in cash, and (ii) promissory notes with the aggregate principal amount of $3,230,051 from the Company and NEMA and payable to the sellers.

There are several business relationships among Priority Power, its partners, the Company and its subsidiaries, and their respective affiliates. The Company's retail electricity provider subsidiary, W Power, has contractual relationships with Priority Power with respect to providing electricity to less than 0.2% of Priority Power's clients. Additionally certain of the selling partners of Priority Power are customers of W Power none of which are considered significant customers. In addition, certain of the selling partners of Priority Power were also officers, directors or five percent or more stockholders of the Company (and its subsidiaries) or affiliates of stockholders of the Company, including an affiliate of Jon M. Morgan, the President and Chief Executive Officer of the Company, Eric L. Oliver, the Chairman of the Board of Directors of the Company, John Bick, Managing Principal of Priority Power and Padraig Ennis, Vice President of Priority Power. Jon M. Morgan is a fifty percent owner of Anthem Oil and Gas, Inc which was a selling limited partner of Priority Power. Mr.
Morgan also owned a one third interest in the selling general partner of Priority Power Management, Ltd. Eric L. Oliver owned a thirty-seven and a half percent interest in a selling limited partner of Priority Power, Oakdale Ventures, Ltd.

Long Term Debt

The following table reflects the portion of the Company's long-term debt payable to related parties as of December 31, 2006, all related to the notes issued by the Company and NEMA in the Priority Power transaction described above:


  Eric Oliver, Chairman                                    $23,382
  Jon Morgan, Chief Executive Officer                      553,091
  Padriag Ennis, VP of Priority Power                       85,210
  John Bick, Managing Principal of Priority Power          220,783
  5% Shareholders                                        1,288,955
                                                       ------------
                                                       ------------
  Total                                                 $2,171,421
                                                       ============

These notes carry an annual interest rate of 7.75% and are payable on a quarterly basis with the last payment scheduled for December 31, 2013.

Other

We may in the future enter into other transactions and agreements incident to our business with directors, officers, principal stockholders and other affiliates. We intend for all such transactions and agreements to be on terms no less favorable than those obtainable from unaffiliated third parties on an arm's-length basis. In addition, the approval of a majority of the AMEN directors will be required for any such transactions or agreements.

                                OTHER INFORMATION

Security Ownership of Beneficial Owners and Management

Treatment of Preferred Stock. The Company's voting securities include both the Common Stock and the Preferred Stock. The holders of the Preferred Stock are entitled to vote together with the holders of the Common Stock as a single class on the basis of a number of votes equal to a number of shares of Common Stock determined in accordance with the Certificates of Designation for each series of the Preferred Stock. Because the Preferred Stock and the Common Stock vote together as a single class and because the Preferred Stock is convertible into Common Stock, the beneficial ownership of the voting securities of the Company is set forth in the following tables reflecting beneficial ownership of Common Stock, and no separate Preferred Stock ownership tables are provided. Please note that that number of votes held by the holders of Series B is the same as the number of shares into which the Series B is convertible, and the number of votes held by the holders of the Series A is approximately one-half of the number of shares of Common Stock into which the Series A is convertible. Additionally, the number of votes held by the holders of Series C is approximately ninety four percent (94%) of the number of shares of Common Stock into which the Series C is convertible. Therefore, in the footnotes to the following ownership tables, the number of votes attributable to the ownership of Series A and Series C is set forth in parenthesis following the number of shares into which such Series A and Series C are convertible.

General. Unless otherwise noted, all persons named in the following ownership tables have sole voting and sole investment power with respect to all shares of voting stock beneficially owned by them, and no persons named in the table are acting as nominees for any persons or otherwise under the control of any person or group of persons. As used herein, the term "beneficial ownership" with respect to a security means the sole or shared voting power (including the power to vote and direct the vote) or sole or shared investment power (including the power to dispose or direct the disposition) with respect to the security, including a right to acquire any such power during a period of sixty (60) days from the Record Date. Percentage of beneficial ownership is based upon 2,290,589 shares of Common Stock outstanding as of the Record Date and for the purpose of computing the percentage ownership of certain persons or groups, the shares of Common Stock that the person has the right to acquire within sixty (60) days of the Record Date (whether upon conversion of the Preferred Stock, exercise of vested stock options, exercise of warrants or otherwise), are deemed to be outstanding as of that date. Such shares deemed to be outstanding as to one person are not deemed outstanding for purposes of computing the percentage ownership of any other person.

Security Ownership of Certain Beneficial Owners. The following table and accompanying notes contain information about any person (including any "group") who is known by us to be the beneficial owner of more than 5% of AMEN's Common Stock as of the Record Date, based upon copies of Schedule 13Ds and Schedule 13Gs received by the Company but are not officers or directors of the Company.

--------------------------------------------------------------------------------
                                                                  Percent
Name and Address of Beneficial Owner    Amount and Nature of    Beneficially
                                        Beneficial Ownership       Owned
--------------------------------------------------------------------------------
John Norwood
303 W. Wall Suite 2300
Midland, TX 79701                           190,160 (a)             7.95%
--------------------------------------------------------------------------------
Frosty Gilliam, Jr.
4840 E. University, Suite 200
Odessa, TX 79762                            161,299 (b)             6.73%
--------------------------------------------------------------------------------
Steve Wike
P.O. Box 10700
Wilmington, NC 28404                        121,250                 5.29%
--------------------------------------------------------------------------------
Moriah Investment Partners
P.O. Box 5562
Midland, TX 79704                           150,000 (c)             6.15%
--------------------------------------------------------------------------------
McGraw Brothers Investments
P.O. Box 7515
Midland, TX 79708                           150,000 (c)             6.15%
--------------------------------------------------------------------------------
Dodge Jones Foundation
P.O. Box 176
Abilene, TX 79604                           226,358 (d)             9.14%
--------------------------------------------------------------------------------

     (a) Includes 50,000 shares issuable upon conversion of Series C (representing 47,000 votes), 25,428 shares issuable upon conversion of Series A (representing 13,750 votes).
     (b) Includes 50,000 shares issuable upon conversion of Series C (representing 47,000 votes), 30,822 shares issuable upon conversion of Series A (representing 16,667 votes).
     (c) Represents 100,000 shares issuable upon conversion of Series C (representing 94,000 votes) and 50,000 shares issuable upon the exercise of outstanding warrants.
     (d) Includes 107,878 shares issuable upon conversion of Series A (representing 58,333 votes) and 77,056 shares issuable upon conversion of Series B, owned by Dodge Jones Foundation.

Security Ownership of Management. The following table and accompanying notes contain information about the beneficial ownership of Common Stock as of the Record Date by each of AMEN's (a) directors and director nominees, and (b) executive officers as defined in Item 402(a)(2) of Regulation S-B, and (c) all of AMEN's executive officers, directors and director nominees as a group.

--------------------------------------------------------------------------------
                                                                 Percentage
Name and Address of Beneficial Owner    Amount and Nature of    Beneficially
                                        Beneficial Ownership       Owned
--------------------------------------------------------------------------------
Eric Oliver (Chairman)
400 Pine Street
Abilene, TX  79601                          371,611 (1)            14.68%
--------------------------------------------------------------------------------
Jon Morgan (President and CEO,
Director)
303 W. Wall St., Ste. 2300
Midland, TX  79701                          308,578 (2)            12.25%
--------------------------------------------------------------------------------
Bruce Edgington (Director)
7857 Heritage Drive
Annandale, VA  22003                        223,022 (3)             9.24%
--------------------------------------------------------------------------------
Earl E. Gjelde (Director)
42 Bristlecone Crt.
Keystone, CO  80435                          60,052 (4)             2.56%
--------------------------------------------------------------------------------
Donald M. Blake, Jr. (Director)
298 Fifth Ave., 7th Floor
New York, NY  10001                          69,403 (5)             3.02%
--------------------------------------------------------------------------------
G. Randy Nicholson (Director)
1202 Estates Drive, Ste. D
Abilene, TX  79602                           10,281 (6)                 *
--------------------------------------------------------------------------------
Kevin Yung (COO)
303 W. Wall St., Ste. 2300
Midland, TX  79701                              --                    --
--------------------------------------------------------------------------------
Kris Oliver (CFO)
303 W. Wall St., Ste. 2300
Midland, TX  79701                              --                    --
--------------------------------------------------------------------------------
Padraig Ennis
303 W. Wall St., Ste. 2300
Midland, TX  79701                              100                    *
--------------------------------------------------------------------------------
John Bick
303 W. Wall St., Ste. 2300
Midland, TX  79701                            2,000                    *
--------------------------------------------------------------------------------
All Current Directors and
Officers as a Group                       1,049,547                42.47%
--------------------------------------------------------------------------------
* - less than 1%

     (1) Includes 76,813 shares beneficially owned by Softvest L.P. Mr. Oliver is General Partner and lead investment officer of Softvest L.P. Also includes 77,056 shares issuable upon conversion of Series A (representing 41,667 votes) and 38,528 shares issuable upon conversion of Series B, all beneficially owned by Softsearch, L.P. Mr. Oliver is General Partner of Softsearch, L.P. Also includes 5,193 shares issuable upon exercise of currently exercisable stock options. Also includes 56,252 shares issuable upon conversion of Series C (representing 52,877 votes) and 28,126 issuable upon exercise of currently exercisable warrants.

     (2) Includes 61,645 shares issuable upon conversion of the Series A (representing 33,333 votes), beneficially owned by the Jon M. Morgan Pension Plan. Mr. Morgan is trustee of the Jon M. Morgan Pension Plan. Also includes 61,645 shares issuable upon conversion of the Series A (representing 33,333 votes), beneficially owned by J.M. Mineral and Land Co., Inc. Mr. Morgan is President of J.M. Mineral and Land Co,
          Inc. Also includes 38,528 shares issuable upon conversion of the Series B, and 9,493 shares issuable upon exercise of currently exercisable stock options. Also includes 56,248 shares issuable upon conversion of Series C (representing 48,430 votes).
     (3)  Includes  91,261  shares  beneficially  owned by Mr.  Edgington.  Also includes 50,000 issuable upon conversion of the Series B, 63,011 shares issuable upon exercise of currently exercisable stock options. Also includes 12,500 shares issuable upon conversion of Series C (representing 11,750 votes).
     (4) Includes 29,206 shares issuable upon conversion of the Series B, and 25,861 shares issuable upon exercise of currently exercisable stock options.
     (5) Includes 2,000 shares held in a grantor trust of which Mr. Blake, Jr. is the trustee, and 11,181 shares issuable upon exercise of a currently exercisable stock option.
     (6) Represents shares issuable upon exercise of a currently exercisable stock option.
     (7) Kris Oliver became CFO of the Company effective March 7, 2007 and owns no stock of the Company.


Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act, requires that our executive officers and directors and persons who own more than ten percent of a registered class of AMEN's equity securities (collectively, the "Reporting Persons") file reports of ownership and changes in ownership with the Commission and to furnish the Company with copies of these reports. The Company believes that all filings required to be made by the Reporting Persons during the fiscal year ended December 31, 2006 were made on a timely basis.

Shareholder Proposals

All stockholder proposals submitted for inclusion in the Company's Proxy Statement and form of proxy for the Annual Meeting of Stockholder of the Company to be held in 2008 must be received at the Company's principal executive offices, 303 West Wall Street, Suite 2300, Midland, Texas 79701, Attention: Kris
L. Oliver, by December 22, 2007. Such proposals must also comply with the applicable regulations of the Securities and Exchange Commission. Notice to the Company of all other stockholder proposals (not submitted for inclusion in the Company's Proxy Statement and form of proxy) for the 2008 Annual Meeting will not be considered timely unless received at the Company's principal executive offices as set forth above on or before March 7, 2007.

                                 Amen Properties
                         303 W. Wall Street, Suite 2300
                              Midland, Texas 79701

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AMEN PROPERTIES INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS ON MAY 30, 2007

The undersigned hereby constitutes and appoints Eric L. Oliver and Jon M. Morgan, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders to be held at the Corporate Office, located at 303 West Wall Street Suite 2300, Midland, TX 79701, in the Conference Room, at 8:30 a.m., local time, on Wednesday, May 30, 2007, and at any adjournments thereof, on all matters coming before said meeting.

PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE:   /X/


     1.   ELECTION OF, ERIC L. OLIVER, JON M. MORGAN,  BRUCE E. EDGINGTON,  EARL
          E. GJELDE, DONALD M. BLAKE, JR. AND G. RANDY NICHOLSON TO THE AMEN PROPERTIES, INC.BOARD OF DIRECTORS.

                IN FAVOR OF ALL NOMINEES [  ]

                WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES [   ]

                IN FAVOR OF ALL NOMINEES EXCEPT THE FOLLOWING: [   ]

                                ---------------------------------------

                                ---------------------------------------

                                ---------------------------------------

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)

     2. APPROVAL AND RATIFICATION OF AMENDMENT OF EMPLOYMENT AGREEMENT OF PADRAIG ENNIS ENABLING HIM TO RECEIVE RESTRICTED STOCK IN LIEU OF CASH FOR A PORTION OF HIS SALARY.

                IN FAVOR [  ]

                AGAINST [  ]

                ABSTAIN [  ]

     3. APPROVAL AND RATIFICATION OF AMENDMENT OF EMPLOYMENT AGREEMENT OF JOHN BICK ENABLING HIM TO RECEIVE RESTRICTED STOCK IN LIEU OF CASH FOR A PORTION OF HIS SALARY.

                IN FAVOR [  ]

                AGAINST [  ]

                ABSTAIN [  ]

     4. APPROVAL AND RATIFICATION OF AMENDMENT OF EMPLOYMENT AGREEMENT OF KEVIN YUNG INCREASING THE SCOPE OF THE BUSINESSES INCLUDED IN HIS BONUS CALCULATION TO INCLUDE ALL CURRENT AND FUTURE ENERGY-RELATED BUSINESSES.

                IN FAVOR [  ]

                AGAINST [  ]

                ABSTAIN [  ]

     5. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted IN FAVOR of the election of all of the directors named in this proxy card and IN FAVOR of proposals 2, 3 and 4 as set forth herein.

     TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE COMPLETE,
            SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY

       THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF
           ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT FOR THE
      MAY 30, 2007 ANNUAL MEETING OF STOCKHOLDERS AND THE COMPANY'S ANNUAL
                             REPORT ON FORM 10-KSB


Stockholder Signature(s): _______________________     _________________________

Date: _____________________________

Stockholder Printed Name(s): ____________________     _________________________


Please sign your name exactly as it appears hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears thereon. If a corporation, please sign in full corporate name as President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                   APPENDIX I
               AMENDMENT TO EMPLOYMENT AGREEMENT OF PADRAIG ENNIS

                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

     This First Amendment to Employment Agreement (this "First Amendment"), is made and entered into by and between Priority Power Management, Ltd.
("Employer") and Padraig Ennis ("Employee") effective June 1, 2006, with reference to the following facts:

A. Employer and Employee entered into that certain Employment Agreement effective as of June 1, 2006 (the "Original Agreement").

B. Employer is a wholly-owned subsidiary of Amen Properties, Inc. ("Amen"), and the parties have agreed that Amen will join in this First Amendment for the limited purposes set forth herein and in the Original Agreement, as amended hereby (the Original Agreement, as so amended by this First Amendment, is referred to herein as the "Amended Agreement").

C. Employer and Employee desire to amend certain provisions of the Original Agreement as provided in and subject to the terms and conditions of this First Amendment.

     NOW, THEREFORE, FOR AND IN CONSIDERATION of the mutual promises, covenants and agreements set forth herein and in the Original Agreement, the parties hereto agree as follows:

1. Addition of Amen. Amen is hereby added as a party to the Amended Agreement for the limited purposes of giving Amen the right and power to enforce the provisions of the Amended Agreement which are or may be for the benefit of or confer rights to Amen, and with respect to its limited obligations to issue shares of common stock of Amen (the "Common Stock") pursuant to the terms of the Amended Agreement.

2. Amendment of Section 1 of the Original Agreement. Section 1 of the Original Agreement is hereby amended by adding the following to the end of said section:

     "Employer is the wholly-owned subsidiary of Amen Properties, Inc. ("Amen"), and Employee acknowledges and agrees that he will provide services to or for the benefit of Employer, Amen or their respective subsidiaries, at the discretion of the Board of Directors of Amen. As used herein, the term "Business" shall include the businesses of Employer, Amen or any such subsidiary to which Employee provides services."

3. Amendment of Section 4 of the Original Agreement. Subject to approval of the stockholders of Amen regarding the issuance of Common Stock as provided below, Section 4 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

     "(a) Salary: Employee shall be paid the sum of $140,000.00 per annum, less appropriate withholding and deduction, payable semi-monthly on the 15th and the last day of each month during the term hereof, prorated at the beginning and at the termination of this Agreement, and subject to any adjustment as the parties shall agree in writing. Any acceptance by Employee of any payment by Employer of amounts other than as set forth herein shall constitute the agreement of the parties to change such salary. Such salary shall be payable in cash, except for the semi-monthly salary payable on the last day of the month at the end of each calendar quarter (a "Quarter-ending Salary Payment") beginning on June 30, 2007 and continuing each quarter thereafter until the earlier of the termination of Employee's employment under this Agreement or June 30, 2014. Each Quarter-ending Salary Payment shall consist of (i) a cash payment equal to the semi-monthly salary payable less the sum of $2,012.98, and (ii) the issuance by Amen to Employee of 460 shares of common stock of Amen (the "Common Stock") in lieu of and in satisfaction of the remaining amount of such semi-monthly salary payment. Employee acknowledges and agrees that Amen is not obligated to register the shares of Common Stock issued to him under applicable securities laws, and that if such shares are not so registered the transfer of those shares will be subject to restrictions under applicable securities laws and the shares will not be freely tradeable. Employee further acknowledges and agrees: that he will be acquiring the shares of Common Stock for his own account and not with a view to transfer or distribute the shares of Common Stock; that he has sufficient knowledge and experience in financial and business matters, in general, and in the Business, in particular, to be able to evaluate the merits and risks of an investment in the Common Stock and has determined to make such investment based upon his own evaluation and assessment (and that of his financial legal and accounting advisors) without relying upon any representations or evaluation by Employer, Amen or their respective subsidiaries, officers, directors or other representatives; and that he may be required to hold the shares of Common Stock for an indefinite period of time and he is financially able to bear the risk thereof."

     "(b) If the consolidated net income of the Employer for a calendar year is in excess of the Benchmark (as defined below), Employee shall receive a bonus with respect to such calendar year equal to the greater of (i)
     $30,000, or (ii) an amount equal to 2% of that portion of Employer's consolidated net income for the such calendar year which is in excess of the Benchmark. In the event the consolidated net income of the Employer for any calendar year is less than the Benchmark, then Employee shall receive a bonus in an amount equal to 2% of the consolidated net income of Employer for such year, if any. In determining the amount of such bonus, the consolidated net income of the Employer shall be determined in accordance with generally accepted accounting practices and principles as verified by Amen's independent auditor. As used herein, the term "Benchmark" means $475,100.00. The annual bonus payable pursuant to this Section 4(b) shall be paid within ninety (90) days following the end of the calendar year with respect to which the bonus is being calculated."

4. Amendment of Section 8 of the Original Agreement. Section 8 of the Original Agreement is hereby amended to replace the term "Employer" or "Employer's" with the phrase "Employer, Amen or their respective subsidiaries" or "Employer's, Amen's or their respective subsidiaries'", as applicable.

5. Amendment of Section 9 of the Original Agreement. Section 9 of the Original Agreement shall be amended to replace the word "Employer" on the second line thereof with the phrase "Employer, Amen or their respective subsidiaries".

5. Amendment of Section 10 of the Original Agreement. Section 10 of the Original Agreement is hereby amended by deleting the initial paragraph and subsections a. and b. thereof in their entirety and replacing the same with the following:

     "10. Termination. The Employee's employment hereunder may be terminated by Employer or the Employee, as applicable, without any breach of this Agreement, only under the following circumstances and with the following consequences:

     "a.  Automatically upon Employee's death.

     "b. By (i) Employer upon Employee's Permanent Disability, for Cause or for any reason other than for Cause, and (ii) Employee for Good Reason (as defined herein). As used herein, "Permanent Disability" shall mean Employee's physical or mental incapacity to perform his usual duties with such condition likely to remain continuously and permanently as reasonably determined by the Board of Directors of Amen in good faith."

7. Amendment of Section 11 of the Original Agreement. Section 11 of the Original Agreement is hereby amended to replace the term "Employer" or "Employer's" with the phrase "Employer, Amen or their respective subsidiaries" or "Employer's, Amen's or their respective subsidiaries'", as applicable.

8. Original Agreement. Except as expressly modified by this First Amendment, the Original Agreement remains unchanged and in full force and effect.

9. Ratification and Agreement to be Bound. The parties hereto hereby ratify and agree to be bound by the Amended Agreement.

10. Stockholder Approval. The issuance of Common Stock to Employee pursuant to the Amended Agreement is subject to prior approval of the Amended Agreement by the stockholders of Amen pursuant to the rules of the Nasdaq Stock Market. Unless and until such stockholder approval is obtained, the terms of Section 3(a) of the Amended Agreement requiring the issuance of shares of Common Stock shall not be effective and all salary shall be paid in cash.

11. Entire Agreement. The Amended Agreement constitutes the entire agreement of the parties with respect to the subject matter thereof.

12. GOVERNING LAW. THIS FIRST AMENDMENT AND THE AMENDED AGREEMENT SHALL BE GOVERNED, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF TEXAS.

13. Counterparts. This First Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which shall be taken together as one document. Faxed signatures to this First Amendment shall be treated as original signatures for all purposes.

     IN WITNESS WHEREOF, the parties have executed this First Amendment as of the date first above written.

PRIORITY POWER MANAGEMENT, LTD.

By:  Priority Power Management, L.L.C.,
     its General Partner

By:
     Jon M. Morgan, Manager


AMEN PROPERTIES, INC.

By:
     Jon M. Morgan, President

EMPLOYEE:


Padraig Ennis

                                   APPENDIX II
               AMENDMENT TO EMPLOYMENT AGREEMENT OF PADRAIG ENNIS

                          FIRST AMENDMENT TO EMPLOYMENT
                          AND NON-COMPETITION AGREEMENT

     This First Amendment to Employment and Non-Competition Agreement (this "First Amendment"), is made and entered into by and between Priority Power Management, Ltd. ("Employer") and John J. Bick ("Employee") effective June 1, 2006, with reference to the following facts:

A.   Employer  and  Employee   entered   into  that   certain   Employment   and
     Non-Competition   Agreement   effective   June  1,  2006   (the   "Original
     Agreement").

B. Employer is a wholly-owned subsidiary of Amen Properties, Inc. ("Amen"), and the parties have agreed that Amen will join in this First Amendment for the limited purposes set forth herein and in the Original Agreement, as amended hereby (the Original Agreement, as so amended by this First Amendment, is referred to herein as the "Amended Agreement").

C. Employer and Employee desire to amend certain provisions of the Original Agreement as provided in and subject to the terms and conditions of this First Amendment. NOW, THEREFORE, FOR AND IN CONSIDERATION of the mutual promises, covenants and agreements set forth herein and in the Original Agreement, the parties hereto agree as follows:

1. Addition of Amen. Amen is hereby added as a party to the Amended Agreement for the limited purposes of giving Amen the right and power to enforce the provisions of the Amended Agreement which are or may be for the benefit of or confer rights to Amen, and with respect to its limited obligations to issue shares of common stock of Amen (the "Common Stock") pursuant to the terms of the Amended Agreement.

2. Amendment of Section 1 of the Original Agreement. Section 1 of the Original Agreement is hereby amended by deleting the last sentence of said Section 1 and adding the following to the end of said section:

     "Employer is the wholly-owned subsidiary of Amen Properties, Inc. ("Amen"), and Employee acknowledges and agrees that he will provide services to or for the benefit of Employer, Amen or their respective subsidiaries, at the discretion of the Board of Directors of Amen."

3. Amendment of Section 4(a) of the Original Agreement. Subject to approval of the stockholders of Amen regarding the issuance of Common Stock as provided below, Section 4(a) of the Original Agreement is hereby deleted in its entirety and replaced with the following:

     "(a) Salary: Employee shall receive a base salary ("Base Salary") paid by the Company at an annualized rate of $140,000.00, less appropriate withholding and deductions, during each calendar year of the term hereof, payable semi-monthly on the 15th and the last day of each month during the term hereof, and subject to adjustment by the Board on an annual basis. Such Base Salary shall be payable in cash, except for the monthly salary (both semi-monthly payments) payable during the last month at the end of each calendar quarter (a "Quarter-ending Salary Payment") beginning on June 30, 2007 and continuing each quarter thereafter until the earlier of the termination of Employee's employment under this Agreement or June 30, 2014. Each Quarter-ending Salary Payment shall consist of (i) a cash payment equal to the monthly salary payable less the sum of $11,590.54, and (ii) the issuance by Amen to Employee of 2,644 shares of common stock of Amen (the "Common Stock") in lieu of and in satisfaction of the remaining amount of such monthly salary payment. In the event the amount of Quarter-ending Salary Payment payable in cash is not sufficient to pay the appropriate withholding and other deductions relating to the Quarter-ending Salary Payment, the Company shall advance on behalf of the Employee such amounts to satisfy the withholding and deductions and any sums so advanced by the Company shall be deducted from the next salary payment to Employee. Employee acknowledges and agrees that Amen is not obligated to register the shares of Common Stock issued to him under applicable securities laws, and that if such shares are not so registered the transfer of those shares will be subject to restrictions under applicable securities laws and the shares will not be freely tradeable. Employee further acknowledges and agrees: that he will be acquiring the shares of Common Stock for his own account and not with a view to transfer or distribute the shares of Common Stock; that he has sufficient knowledge and experience in financial and business matters, in general, and in the Business, in particular, to be able to evaluate the merits and risks of an investment in the Common Stock and has determined to make such investment based upon his own evaluation and assessment (and that of his financial legal and accounting advisors) without relying upon any representations or evaluation by Employer, Amen or their respective subsidiaries, officers, directors or other representatives; and that he may be required to hold the shares of Common Stock for an indefinite period of time and he is financially able to bear the risk thereof."

4. Amendment of Section 5 of the Original Agreement. Section 5 of the Original Agreement is hereby amended by adding the following to the end of said
     Section 5:

     "As used in this Section 5, the term "Company" shall include Priority Power Management, Ltd., Amen Properties, Inc. and their respective subsidiaries."

5. Amendment of Section 6 of the Original Agreement. Section 6 of the Original Agreement shall be amended by adding the following to the end of said
     Section 6:

     "(d) As used in this Section 6, the term "Company" includes Priority Power Management, Ltd., Amen Properties, Inc. and their respective subsidiaries."

6. Original Agreement. Except as expressly modified by this First Amendment, the Original Agreement remains unchanged and in full force and effect.

7. Ratification and Agreement to be Bound. The parties hereto hereby ratify and agree to be bound by the Amended Agreement.

8. Stockholder Approval. The issuance of Common Stock to Employee pursuant to the Amended Agreement is subject to prior approval of the Amended Agreement by the stockholders of Amen pursuant to the rules of the Nasdaq Stock Market. Unless and until such stockholder approval is obtained, the terms of Section 3(a) of the Amended Agreement requiring the issuance of shares of Common Stock shall not be effective and all salary shall be paid in cash.

9. Entire Agreement. The Amended Agreement constitutes the entire agreement of the parties with respect to the subject matter thereof.

10. GOVERNING LAW. THIS FIRST AMENDMENT AND THE AMENDED AGREEMENT SHALL BE GOVERNED, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF TEXAS.

11. Counterparts. This First Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which shall be taken together as one document. Faxed signatures to this First Amendment shall be treated as original signatures for all purposes.

     IN WITNESS WHEREOF, the parties have executed this First Amendment as of the date first above written.

PRIORITY POWER MANAGEMENT, LTD.

By:  Priority Power Management, L.L.C.,
     its General Partner

By:
     Jon M. Morgan, Manager

AMEN PROPERTIES, INC.


By:
     Jon M. Morgan, President

EMPLOYEE:



John J. Bick

                                  APPENDIX III
                 AMENDMENT TO EMPLOYMENT AGREEMENT OF KEVIN YUNG

              ADDENDUM TO EMPLOYMENT AND NON-COMPETITION AGREEMENT


     This Addendum (the "Addendum") references the original Employment and Non-Competition Agreement (the "Agreement") entered into as of the 1st day of July, 2004 (the "Effective Date"), between AMEN PROPERTIES, INC., a Delaware corporation (together with any subsidiary of such corporation employing Employee at any time during the term hereof, the "Company"), and KEVIN YUNG (the "Employee"). Both Company and Employee agree to the following changes to the Agreement, effective December 5, 2006:

A. Under section 4 of the original Agreement, entitled, "Compensation and Related Matters", subsection (b), "Bonus", the original calculation shall be changed to the following:

     (b) Bonus. In addition to the Base Salary, the Employee shall be eligible for an annual bonus for each completed fiscal year of the Company during the term hereof (the "Bonus"). The amount of each Bonus shall be equal to twenty-five percent (25%) of any increase for that fiscal year in the consolidated stockholder equity of Amen Properties, Inc. directly attributed to the financial results of the Company's existing or future new, acquired, or merged businesses associated with wholesale and retail electricity and natural gas marketing and consulting services, including but not limited to retail electricity providers, qualified scheduling entities, gas and power aggregation, gas and power brokering, energy services, and energy consulting. For acquired or merged energy businesses, the basis against which the consolidated stockholder equity increase is measured and Employee's Bonus is calculated shall be only on that portion exceeding the expected earnings as determined by the Company and thereby included in the purchase price of the acquired or merged business. All calculations of the Bonus shall be determined by the Company's independent accountants in accordance with generally accepted accounting principles; provided, that if there is a decrease for any fiscal year in such consolidated stockholder equity, the amount of such decrease shall be subtracted from any increase in any subsequent fiscal year and the Bonus for such subsequent fiscal year(s) shall be calculated based upon the net increase, if any, after subtracting the amount of such decrease. Employee and Company may, upon written agreement by both parties and approved by the Amen Board of Directors, choose to include or exclude certain businesses from the Bonus calculation, or amend the Bonus calculation in other ways. Such Bonuses shall be paid within forty-five (45) days of the end of each fiscal year of the Company, and may be paid, at the Employee's option upon written notice to the Company, either in cash or in shares of the

          Company's Common Stock, $.01 par value, of Amen Properties, Inc. (the "Company Common Stock"), having a Market Value (as defined below) equal to the amount of the payment due, or a combination thereof; provided, that the Company shall have the option to pay the Bonus, or any portion thereof, in cash notwithstanding the Employee's election of payment in shares of Company Common Stock if the Company has a good faith belief that the issuance of such shares may cause the Company to risk the loss of any of its net operating loss carryforward under the Internal Revenue Code and applicable Treasury Regulations. As used herein, (i) "Market Value" shall be $3.20 per share for the fiscal year ended December 31, 2004 and thereafter shall be calculated using a price per share equal to the average closing price for the Company Common Stock on the Nasdaq Stock Market (or other exchange or securities quotation service on which the Company Common Stock is Publicly Traded) for twenty (20) trading days prior to the date of issuance of the shares as payment required by this Section 4(b), and
          (ii) "Publicly Traded" means a security that is listed or admitted to unlisted trading privileges on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. ("NASD") or if sales or bid and offer quotations are reported for that class of stock in the automated quotation system operated by the NASD. The Employee acknowledges and agrees that the Company will not be required to register under applicable securities laws any shares of Company Common Stock issued to him under this Agreement, that, if unregistered, the transfer of such stock will be restricted under applicable securities laws, and that he understands and accepts all risks associated with owning shares of Company Common Stock, including without limitation those related to such restrictions on transfer.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.


                                        AMEN PROPERTIES, INC.


                                        By:
                                             Jon M. Morgan, President


                                        EMPLOYEE:


                                        Kevin H. Yung